Earnings Per Share	3 Months Ended
Sep. 27, 2014
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
EARNINGS PER SHARE AND SHAREHOLDERS' EQUITY

Earnings per share

A reconciliation of the numerators and denominators used in the basic and diluted earnings per share ("EPS") calculation is as follows (in millions):

	Three Months Ended
	September 27, 2014	September 28, 2013
Numerator:
Net income	$96.3	$111.4

Denominator:
Weighted average shares outstanding for basic EPS	133.9	94.2
Dilutive effect of share-based awards	0.5	0.5
Weighted average shares outstanding for diluted EPS	134.4	94.7

Anti-dilutive share-based awards excluded from computation of diluted EPS	0.1	0.1

Shareholders' equity

Perrigo Company plc (formerly known as Perrigo Company Limited, and prior thereto, Blisfont Limited) was incorporated under the laws of Ireland on June 28, 2013 and became the successor registrant to Perrigo Company on December 18, 2013 in connection with the consummation of the acquisition of Elan. Perrigo Company shares were canceled and exchanged for Perrigo Company plc shares on a one-for-one basis (together with the payment of $0.01 in cash per Perrigo Company share). All the remaining unsold shares of Perrigo Company were deregistered. Perrigo Company plc began trading on the New York Stock Exchange on December 19, 2013 and the Tel Aviv Stock Exchange on December 22, 2013 under the same symbol used by Perrigo Company ("PRGO") prior to December 18, 2013. See Note 2 for additional information about the acquisition of Elan.

The Company issued 186 thousand and 264 thousand shares related to the exercise and vesting of share-based compensation during the three months ended September 27, 2014 and September 28, 2013, respectively.

The Company does not currently have an ordinary share repurchase program.